Sealed Air’s Acquisition of Diversey Sealed Air’s Acquisition of Diversey Update & Pro Forma Supplement June 2011 Exhibit 99.1

Safe Harbor and Regulation G Statement
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These
forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,” “could,” “estimates,” “expects,” “will”
and similar expressions. These statements include comments as to Sealed Air Corporation’s beliefs and expectations as to future events and trends affecting the Company’s business or the successful outcome of the business combination and illustrative or pro forma combined results.
Examples of such forward-looking statements may include, but are not limited to, statements about the benefits of the business combination transaction between Diversey and the Company, potential synergies and cost savings, the potential accretion of the transaction to the
Company’s earnings, EPS, Adjusted EBITDA, free cash flow and free cash flow per share, future financial and operating results, the expected timing of the completion of the transaction and the Company’s plans, objectives, expectations and intentions with respect to future operations, products and services. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: general business and economic conditions; the competitive environment; the failure to realize synergies and cost-savings from the transaction or delay in realization thereof; the businesses of Sealed Air and Diversey may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; adverse effects of the merger on employee retention and on Sealed Air’s and Diversey’s business relationships with third parties, including key customers and distributors, and the impact of purchase accounting adjustments on our operating results. For more extensive information, see
"Risk Factors" and "Cautionary Notice Regarding Forward-Looking Statements," which appear in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, as may be updated by the Company’s Quarterly Reports on Form 10-Q or Current
Reports on Form 8-K. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to today.
Our management uses non-U.S. GAAP financial measures to evaluate the Company’s performance, which excludes items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. We believe that the use of non-U.S.
GAAP measures helps investors to gain a better understanding of core operating results and future prospects, consistent with how management measures and forecasts the Company's performance, especially when comparing such results to previous periods or forecasts. For important information on our use of non-U.S. GAAP financial measures and information, including reconciliations of such non-U.S. GAAP financial measures and information to comparable U.S. GAAP measures and information, please refer to the financial tables that appear in the annex to this presentation.

Sealed Air

Diversey
for a cleaner, healthier future™

Sealed Air

William V. Hickey
President and
Chief Executive Officer
Edward F. Lonergan
President and
Chief Executive Officer
David H. Kelsey
Senior Vice President and
Chief Financial Officer
Today’s Presenters
Norman Clubb
Executive Vice President and
Chief Financial Officer

4 Agenda Q&A 5. Dave Kelsey Pro Forma Financial Review 4. Norm Clubb Diversey Financial Performance 3. Ed Lonergan Diversey Business 2. Bill Hickey Overview 1.

Deal Highlights Announced June 1st
Sealed Air has agreed to acquire Diversey to form a global leader in sustainable solutions that provide hygiene, protection, food safety and security
Transaction value of $4.3 billion
9.7x Adjusted LTM EBITDA
1
8.7x Adjusted LTM EBITDA
1
including $50 million of cost synergies
Total consideration to Diversey shareholders of $2.1 billion of cash and 31.7 million Sealed Air common shares
$1.4 billion of Diversey net debt to be refinanced
Expected closing in 2011 subject to customary regulatory approvals
1 See appendix for EBITDA reconciliation.

Sealed Air	Diversey for a cleaner, healthier future	

Sealed Air

New Sealed Air at a Glance
Fiscal Year Ended December 31, 2010
($ in millions)
Pro Forma
Combined
3
Net Sales $4,490 $3,128 $7,618
Adjusted EBITDA
1
$732 $453 $1,235
4
Adjusted EBITDA Margin
1
16.3% 14.5% 16.2%
Countries
2
52 64 69
Manufacturing Facilities 114 26 140
Labs / Research Facilities 50 10 60
Scientists & Engineers 250+ 210+ 460+
1 See appendix for EBITDA reconciliation.
2 Based on legal entities. Sealed Air and Diversey sell into 77 and 175 countries, respectively.
3 Excludes purchase accounting adjustments.
4 Includes $50 million of cost synergies.

Sealed Air and Diversey: A Compelling Business Combination
Global
Leader
Complementary
Business Models
Broadens
Solutions
Offering
Customer
Base
Extends
Geographic
Footprint
Robust
R&D
Creates a global leader in sustainable solutions that provide hygiene, protection, food safety and security
Positioned to benefit from key global megatrends
Shared approach to system-sell business model
Equipment + supplies + services (total system solution)
Optimizes efficiency, productivity and materials utilization
Expands and extends existing leadership positions
Expands portfolio of value-added products and services
Provides integrated solutions to broad customer base
Overlapping channels and end markets
Increases business opportunity in high growth markets
Combined operating presence in 69 countries
Strong track record of commercializing solutions for new and existing end markets

Rationale: Increased Penetration of the Global Food Industry
1 Annual Survey of Manufacturers, 2006; Industry Outlook, Department of Commerce
.
Food and Food Processing Industries provide opportunity
for growth and shareholder value creation
Applying Sealed Air’s existing knowledge
Strong customer relationships
Over the years, Sealed Air has evaluated several options
to further penetrate the Food Industry
R&D projects
JVs
M&A
Diversey provides a unique opportunity to expand this
business
50%+ of the combined company will be in Food and
Food Processing-related end markets
Diversey’s business is in the Food and Beverage
and Food Services end markets (40% of total
Diversey business)
In addition, Diversey has a sizable presence in the
adjacent Retail and Lodging end markets (23% of
total Diversey business)
Food Manufacturing Industry
1
% of of Sealed Air’s Food Revenue Mix
80%
10%
5%
Meat
31%
Dairy
14%
Fruit & Veg
11%
Grain
11%
Other
23%
Pro-
cessed
10%

Our Financial Goals
2010 CAGR 2013
Net Sales $7.6B $9.0B
Adj. EBITDA
1
$1.2B $1.6B
Cash EPS
2
$3.35 $4.62
+5%
+11%
+11%
The Diversey Transaction Will Result in Significant Financial Upside
1 See appendix for EBITDA reconciliation
.
2 Cash EPS defined as Adjusted EBITDA less Cash Interest and Cash Taxes, divided by shares outstanding.

10 1. Overview Bill Hickey 2. Diversey Business Ed Lonergan 3. Diversey Financial Performance Norm Clubb 4. Pro Forma Financial Review Dave Kelsey 5. Q&A Agenda

Scaled to Serve Target Sectors and Customers Wherever They Play
Globally
Sole integrated supplier of chemicals,
utensils and cleaning machines to the
global cleaning and sanitation market
Serve six primary, global sectors
Diversified end market exposure
Significant presence across geographic
regions
Sells into 175 countries
10,500 employees
Average tenure: 15 years
~ 6,500 in customer-facing roles
Uniquely positioned to exploit improving
hygiene standards in emerging markets
Europe,
MEA
52%
Japan
10%
APAT
9%
Latin
America
9%
North
America
20%
2010 Net Sales By Region
2010 Net Sales By End Market
Food
Service
16%
Retail
12%
Lodging
11%
Health
Care
9%
Other
5%
Building
Mgt /
Serv.
Contract.
24%
Food &
Bev. Proc.
23%

One of Two Global Players in $40+ Billion Fragmented Industry
Market Position by Region
1
Europe  #1
Asia Pacific, Africa, Turkey #1
Japan #1
Americas #2
Ecolab
14%
Regional /
Local
Players
78%
Diversey
8%
1
Diversey Management estimates, based on comparable business lines.
Market Share
1
Extensive market share remains available for scaled global players
Strong Relative and Absolute Market Position in High-Growth Emerging Markets

DiverseyLever

JohnsonDiversey

Johnson wax PROFESSIONAL

Diversey

for a cleaner, healthier future™

Sealed Air

Integration and Transition
Commercial
Markets
separation
from SCJ
Acquisitions:
Butchers,
Teepol
Acquisition of
DiverseyLever
Operating cost
restructuring
New five-year    Unilever buyout,
strategy
Market
research,
segmentation
Origins Global Expansion Turnaround
CD&R investment, Growth
refinancing
1999 2000 2002 2005 2008 2007 2009
2010
& 2011
Today
Positioned for
~$1B Building Care
Business
$1.6B F&B, Hospitality
Business

Diversey: Focused, Restructured, Positioned for Profitable Growth
1 Net Sales as reported in 2005.
Actions Taken Since 2005 – Net Sales Impact
Divestitures
$700M
Exits
$240M
$3.3B
1
$0.9B
Divest / Exit
$2.4B
$3.1B
Repositioned the company to
serve six business sectors
Developed differentiated business
models and products to address
these sectors
Invested to increase productivity
and improve business processes
Reduced asset intensity
2005 Diversey Net Sales
2010 Diversey Net Sales
Major Initiatives 2006 – 2010

Growth Initiatives
Emerging Market
Investment
Building Service
Contractor
Outsource Model
Laundry
Reinvention
New Channel
Partners
Staples – Chemical / Equipment alliance with largest Global Office
Products Supplier
Cintas – Chemicals / Food Safety alliance with largest US linen rental corporation focused on installed base of kitchens
300
–
500 bps Incremental Growth Opportunity
2011 Initiatives Activities
Commercial laundry reentry with next generation technology and unique
Standard Textile JV
Consumer branded professional solutions
Outsourcing management of chemical, utensils and machines to leverage proprietary portfolio and technology capabilities
Incremental investments to accelerate constant dollar sales from
9% CAGR 2008 – 2010 to 12-15% CAGR 2011 – 2013

16 Agenda Q&A 5. Dave Kelsey Pro Forma Financial Review 4. Norm Clubb Diversey Financial Performance 3. Ed Lonergan Diversey Business 2. Bill Hickey Overview 1.

$240
$212
$3,128
$3,580
2010 Net Sales 2013 Net Sales
Diversey is Positioned to Generate Incremental Growth
Organic Growth
(Base 2.5%)
Growth Initiatives
(+2.1% Upside)
($ in millions)
Net Sales Goal 2013
CAGR
4.6%

$364
$403
$453
14.5%
13.0%
11.0%
2008 2009 2010
Margin Improvement
Adjusted EBITDA
1
/ Margin
Adjusted EBITDA
1
($ in millions)
1 See appendix for EBITDA reconciliation.
11.0%
14.5%
17.5%
19.1%
2008 2010
650 bps
Diversey Ecolab
460 bps
Pricing Management ~250bps
Supply Chain ~210bps
SG&A Rationalization ~100bps
Exit of Non-Core Business ~(130)bps
Other Non-Recurring Factors ~(80)bps
Total ~350bps
Key Sources of Margin Improvement

$453
$610
14.5%
17.0%
2010 2013
Continued Margin Expansion
Targeted Adjusted EBITDA Margin of 17% in 2013 Aligns with
Sealed Air’s Goal of 15% Operating Margin by 2013
Adjusted EBITDA
1
2010 – 2013 (Goal) Drivers of Margin Expansion
Supply Chain Projects ~150bps
Portfolio Optimization ~50bps
SG&A ~50bps
Total ~250bps
1 See appendix for EBITDA reconciliation.

20 Agenda Q&A 5. Dave Kelsey Pro Forma Financial Review 4. Norm Clubb Diversey Financial Performance 3. Ed Lonergan Diversey Business 2. Bill Hickey Overview 1.

Accelerating profitable volume growth to 5%
Executing multi-year growth programs
Strong R&D pipeline
Exploiting our IP to develop service offerings
Well positioned for developing regions
Optimizing Performance
Achieving record productivity levels
World Class Manufacturing principles used
Realizing benefits from SAP roll-out
Managing inflation
Productivity gains to offset non-resin inflation
Diversifying material inputs
Harmonizing resins for purchasing power
Products & processes that minimize virgin resin
Increased frequency of pricing actions
30%
15%
15%
Gross Profit
SG&A Ratio
Operating Margin
Sealed Air 2013 Goals
Operating Leverage: Key Enabler of
30% Gross Profit Margin Goal
15% SG&A as Percent of Net Sales
Goal
Holding $1B fixed overhead spend steady
Disciplined control of expenses
Redeploying resources for greater return
Realizing benefits from SAP roll-out
“Cost to serve” programs underway to
Simplify processes & increase profitability

Revenue Upside Potential
Execute Core Programs
Capture Emerging Markets
Continue New Diversey Growth Programs
New Sealed Air Products & Applications
Develop Adjacent Applications
Capitalize on Increased
Industry Presence
Single Point of Contact for
Food Safety and Brand Protection
Grow “Wallet Share”
with Existing Customers
Common Distribution Channels
New R&D Pipeline Offers Next-Generation
Solutions Targeting Food Safety
Focusing on Creating Custom Solutions
that Form New Market Segments
Shelf Life Extension
Self-Cleaning Equipment
New Cleaning and Sanitizing
Delivery Systems
Upside
Base Plan
4 – 5%
Base Growth Trend
Industry Presence
Innovation

Sealed Air Diversey
for a cleaner, healthier future

Sealed Air

Model Reflects $50 Million of Cost Savings
Pro Forma
1
2013 SG&A $0.8B $1.1B $1.9B
$50 million estimated cost synergies represents ~2.5% of total pro forma SG&A
Represents approximately 10% of back-office costs
Low integration risk
1
Excludes impact of purchase price accounting adjustments.

Overview of Transaction Funding
We have fully committed financing in place for $4.5 billion, including:
$3.0 billion of new secured credit facilities, including a $700 million revolver expected to be unfunded at close
$1.5 billion of bridge facilities
Pro forma net leverage expected to be 4.4x
1 Preliminary and subject to change. All amounts are approximate.
Cash from Balance Sheet $0.2B
Senior Secured Credit Facilities 2.3
Capital Markets Bridge 1.5
Equity Issued 0.8
Total $4.8B
Purchase Diversey Equity $2.9B
Refinance Diversey Debt 1.5
Fees & Expenses 0.4
Total $4.8B
Uses of Funds
1
Sources of Funds
1

Pro Forma Free Cash Flow Generation
($ in millions)
2010 2013
Adjusted EBITDA
1
$ 1,235 $ 1,607
Capex (182) (275)
Change in Net Working Capital (79) (45)
Cash Interest Expense
2
(300) (282)
Cash Taxes
3
(232) (355)
Free Cash Flow $442 $650
Net Debt / Adjusted EBITDA
1
4.4x 2.6x
1 See appendix for EBITDA reconciliation. Includes $50 million of cost synergies and $70 million of revenue synergies in 2013.
2 Pro forma interest based on new capital structure.
3 Illustrative cash tax rate of 35%.
Pro Forma
$400 – $650 Million Free Cash Flow p.a. and the Expected Cash Tax Benefit Following Close of
the Grace Settlement Accommodates Steady Deleveraging; Dividend Policy Not Affected

1 See appendix for EBITDA reconciliation.
2 Includes Cash Taxes and Cash Interest. Does not adjust for one-time and exceptional cash charges such as restructuring, discontinued operations, etc.
3  Assumes exclusive uses of Free Cash Flow to repay debt (except for dividend payments in line with current policy).
4 Cash EPS defined as Adjusted EBITDA less Cash Interest and Cash Taxes, divided by shares outstanding.
Pro Forma Guidance
Sealed Air
Stand-
Alone
2010
Pro Forma
Combined
2010
Medium-Term
Growth/Margin
Trends
Illustrative
Combined
2013
Net Sales
Growth
$4.5B
--
$7.6B
-- 4-5%
~$9.0B
--
Adj. EBITDA
1
Margin
$732M
16.3%
~$1.2B
15.6% +250bps
~$1.6B
18%
Capital Expenditures
% of Net Sales
$88M
2.0%
$182M
2.4%
Return to
Normalized Levels
~$275M
3%
Free Cash Flow
2
~$350M ~$440M -- ~$650M
Net Debt / Adj. EBITDA
1, 3
2.1x 4.4x -- 2.6x
Cash EPS
4
$2.84 $3.35 $4.62
Free Cash Flow / Share $1.98 $2.10 $3.10

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	●	○	○
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● ◐ ○

Sealed Air

EBITDA Growth
Margin Expansion
Cash EPS Accretive
Attractive Geographic Expansion
Raw Materials Diversification
Revenue and Cost Synergies
Key Criteria Diversey
Leveraged
Recapitalization
In-Market
Acquisition
Diversey Investment: Best Allocation of Capital
Low High Moderate
Diversey Combination Returns Exceed Leverage Recap Returns

Creating a Global Leader in
Creating a Global Leader in
Sustainable Solutions that Provide
Sustainable Solutions that Provide
Hygiene, Protection, Food Safety and
Hygiene, Protection, Food Safety and
Security
Security
Providing Customers with End to End
Providing Customers with End to End
Brand Protection
Brand Protection

Sealed Air

Diversey™

for a cleaner, healthier future™

Sealed Air Innovating for 50 Years

+

Appendix

Appendix: Pro Forma Balance Sheet Items
Standalone
Sealed Air
Transaction
Adjustments
Pro Forma
Sealed Air
Balance Sheet Items as of March 31, 2011
Cash $696 ($10) $686
New Liquidity Facility $0 $0
Other Secured Debt 0 31 31
Senior Secured Credit Facilities 0 2,300 2,300
Total Secured Leverage $0 $2,331
Other Sealed Air Debt 17 17
Sealed Air Bonds 1,396 1,396
Capital Markets Bridge 0 1,500 1,500
Total Debt $1,413 $5,244
Grace Settlement 799 799
Total Debt + Grace Settlement $2,212 $6,043
Net Debt $1,516 $5,356
LTM Adjusted EBITDA $718 $499 $1,217
Key Credit Statistics
Secured Debt / Adjusted EBITDA 0.0x 1.9x
Debt + Settlement / Adjusted EBITDA 3.1 5.0
Net Debt + Settlement / Adjusted EBITDA 2.1 4.4
Adjusted EBITDA / Cash Interest 6.8x 4.1x
($ in millions)
Unaudited
1 A portion of the $141 million of cash on Diversey balance sheet as of March 31, 2011 is used in the transaction.
2 Includes $50 million of cost synergies and does not reflect purchase accounting adjustments.
1
2 2

Appendix: Sealed Air Adjusted EBITDA Reconciliation
Year Ended
December 31,
2010
U.S. GAAP net earnings available to commmon stockholders as reported $255.9
Add: Interest expense 161.6
Add: Income tax provision 87.5
Non-U.S. GAAP EBIT $505.0
Add: Depreciation & Amortization 154.7
Non-U.S. GAAP EBITDA $659.7
Add: Share-based compensation expense 30.6
Add: Global manufacturing strategy and restructuring and other charges 7.4
Add / (less): Foreign currency exchange losses (gains) related to Venezuelan subsidiary (5.5)
(Less) / add: (Gains on sale) other-than-temporary impairment of available-for-sale securities (5.9)
Add: European manufacturing facility closure restructuring and other charges 6.9
Add: Settlement agreement related costs 0.6
Add: Loss on debt redemption 38.5
Non-U.S. GAAP adjusted EBITDA $732.3
Total net sales $4,490.1
Non-U.S. GAAP adjusted EBITDA as a percentage of total net sales
16.3%
Note: Non-U.S. GAAP EBIT, EBITDA and Adjusted EBITDA are provided as supplemental information and do not purport to represent net earnings or net cash provided by operating activities, as those terms are defined under U.S. GAAP, and should not be considered as alternatives or substitutes to such measurements or as indicators of our performance under U.S. GAAP. Our definitions of EBIT, EBITDA and Adjusted EBITDA may not be comparable with similarly-titled measures used by others.  Non-U.S.
GAAP EBIT, EBITDA and Adjusted EBITDA are among the various indicators used by our management to measure the performance of our operations and aid in the comparison with other periods. Such measures are also among the criteria upon which incentive compensation may be based. Thus our management believes this information may be useful to investors.
Reconciliation of Net Earnings Available to Common Stockholders to Non-U.S. GAAP EBIT, EBITDA and Adjusted EBITDA
(Unaudited, in millions)

Appendix: Diversey EBITDA Reconciliation
Year Ended December 31, Three Months Ended, LTM
2006 2007 2008 2009 2010 Mar-11 Mar-10 Mar-11
Net income (loss) $98.0 ($131.8) ($59.5) ($48.6) $32.7 ($6.9) ($6.2) $32.0
Add: Net income (loss) attributable to noncontrolling interests 0.0 - - - - - - -
Add: Income tax provision 18.5 67.4 62.6 61.9 65.9 14.0 19.4 60.5
Add: Interest expense, net 150.2 143.1 145.6 138.0 146.2 36.6 33.9 148.9
Add: Notes redemption and other costs - - - 48.8 - - - -
Add: Depreciation and amortization expense 198.4 156.7 128.2 112.1 116.8 29.4 28.4 117.8
EBITDA $465.2 $235.5 $276.9 $312.2 $361.7 $73.1 $75.5 $359.3
Add: Operating expenses of Holdings only 0.0 0.0 1.1 0.0 0.0 - - 0.0
Add: Restructuring related costs 199.2 105.5 94.0 59.6 8.6 1.4 0.8 9.2
Add: Acquisition and divestiture adjustment (381.6) 1.2 (22.6) 2.2 10.4 - 0.3 10.4
Add: Non-cash expenses and charges 28.1 18.9 1.6 12.1 21.1 2.6 10.5 13.2
Add: Non-recurring gains or losses - - - - 31.1 6.2 - 37.3
Add: Compensation adjustment 4.3 12.5 13.1 17.0 20.0 4.4 4.8 19.6
Adjusted EBITDA $315.1 $373.6 $364.2 $403.2 $452.9 $87.7 $91.9 $449.0
Total net sales $2,839.3 $3,041.7 $3,315.9 $3,110.9 $3,127.7 $763.8 $747.7 $3,143.8
Adjusted EBITDA % of Net Sales
11.1% 12.3% 11.0% 13.0% 14.5% 11.5% 12.3% 14.3%
Note: Adjusted EBITDA defined as Credit Agreement EBITDA as disclosed in public filings.

Appendix: Sealed Air Adjusted EBITDA Reconciliation (cont’d)
2013
Pro forma net income (1)(2) 659 $
Pro forma income taxes (3) 355
Pro forma interest expense 300
Pro forma depreciation and amortization 293
Pro forma Adjusted EBITDA 1,607 $
(1) Excludes the impact of purchase accounting adjustments.
(2) Includes the net impact of revenue synergies of $70 million (gross) and cost synergies of $50 million (gross).
(3) At assumed 35% effective tax rate.
Reconciliation of Pro Forma Net Income to Pro Forma Adjusted EBITDA
(in millions, unaudited)